THE TARGET PORTFOLIO TRUST

Supplement Dated October 10, 2006 to the

Prospectus and Statement of Additional Information (SAI)

Dated April 28, 2006

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The discussion of portfolio managers in the section of the Prospectus entitled “How the Trust is Managed – Portfolio Managers – International Equity Portfolio” is hereby amended by replacing the second paragraph in its entirety and substituting the following:

William V. Fries, CFA, Wendy Trevisani, and Lei Wang, CFA, all Managing Directors of Thornburg, are the portfolio managers for the portion of the Portfolio advised by Thornburg. Mr. Fries serves as the lead portfolio manager for the segment of the Portfolio advised by Thornburg. Before joining Thornburg in May 1995, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company. Before joining Thornburg in March 1999, Ms. Trevisani served as an institutional sales representative for Salomon Smith Barney in New York City and London. Ms. Trevisani holds an MBA degree with a concentration in Finance from Columbia University, and a BA in International Relations from Bucknell University. Mr. Wang joined Thornburg in 2004 as an Associate Portfolio Manager. Prior to joining Thornburg, Mr. Wang served as a research analyst at Enso Capital Management LLC in New York City. He has also worked as a Financial Associate at Deutsche Bank in both London and New York City. Previously, Mr. Wang was an Analyst with The People’s Bank of China (China’s central bank) in Shanghai, China. He completed his BA and MA at East China Normal University and received his MBA in Finance from New York University. He has earned the right to use the CFA designation and is a member of the CFA Institute and Security Analyst Society of New York. Mr. Fries and Ms. Trevisani have managed the Portfolio since April 2005 and Mr. Wang has managed the Portfolio since September 2006.

The discussion of portfolio managers in the section of the Prospectus entitled “How the Trust is Managed—Portfolio Managers—Large Cap Growth Portfolio” is amended by deleting the last sentence of the second paragraph and substituting the following:

Ms. Brown and Mr. Jones have managed the Portfolio since June 2005 and April 2006, respectively.

The discussion of portfolio managers in the section of the Prospectus entitled “How the Trust is Managed—Portfolio Managers—Small Cap Value Portfolio” is amended by deleting the last sentence of the first paragraph and substituting the following:

Mr. Fischer has managed the Portfolio since 2005, and Messrs. Hoover and Magnuson have managed the Portfolio since 2003.

The discussion of portfolio managers in the section of the Prospectus entitled “How the Trust is Managed—Portfolio Managers—Small Cap Value Portfolio” is amended by deleting the last sentence of the second paragraph and substituting the following:

Mr. Vingers has managed the Portfolio since July 2005.

The discussion of portfolio managers in the section of the Prospectus entitled “How the Trust is Managed—Portfolio Managers—Small Cap Value Portfolio” is amended by deleting the last sentence of the third paragraph and substituting the following:

Messrs. Blum and Ruhl have managed the Portfolio since July 2005.

The discussion of portfolio managers in the section of the Prospectus entitled “How the Trust is Managed—Portfolio Managers—International Equity Portfolio” is amended by deleting the discussion pertaining to the length of service for Messrs. Lakonishok, Vishny and Vermuelen and replacing it with the following:

Messrs. Lakonishok, Vishny and Vermuelen have managed the Portfolio since April 2005.

The discussion of portfolio managers in the section of the prospectus entitled “How the Trust is Managed—Portfolio Managers—Small Cap Value Portfolio” is amended by deleting all references to Mark J. Roach. Mr. Roach is no longer a portfolio manager for the Small Cap Value Portfolio. All references to Mr. Roach contained in the SAI are also hereby deleted.

The portfolio manager table pertaining to the International Equity Portfolio appearing in Part I of the SAI in the section entitled “Additional Information About the Portfolio Managers—Other Accounts and Ownership of Fund Securities” is hereby amended by adding the following information as of June 30, 2006 pertaining to Lei Wang, CFA:

Registered Investment Companies: 13, with assets of $8.1 billion

Other Pooled Investment Vehicles: 15, with assets of $1.6 billion

Other Accounts: 4,525, with assets of $2.5 billion

Ownership of Fund Securities: None

The section of the Prospectus entitled “How the Portfolio Invests—Other Investments and Strategies—Derivative Strategies) is amended by adding the following:

The Total Return Bond, Intermediate Term Bond, and International Bond Portfolios will normally hedge at least 75% of their exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

LR 0078